UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

GREENKRAFT, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53047	20-8767728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 S. Birch Street Santa Ana, California
92707	(Address of principal executive offices)
(Zip Code)

(714) 545-7777

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 22, 2018, the Board of Directors of Greenkraft Inc. (the "Company") dismissed Benjamin & Young LLP (B&Y). While B&Y had served as our independent registered public accounting firm since June 14, 2017, it had never issued a report on our financial statements.  During the period of time that B&Y served as our independent registered public accounting firm there were no disagreements between the Company and B&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of B&Y would have caused B&Y to make reference to the subject matter of the disagreement in connection with any report it might have issued.

(a)

Since the appointment of B&Y until its termination, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

(b)

On February 20, 2018, the Board of Directors of the Company approved the appointment of Fruci & Associates II, PLLC as the Company's independent registered public accounting firm, to audit the financial statements of the Company for the year end Audit December 31, 2017.

During the two most recent fiscal years December 31, 2016 and December 31, 2017, and during the subsequent interim period from January 1, 2018 through the date of this report, neither the Company, nor anyone on its behalf consulted Fruci & Associates II, PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Fruci & Associates II, PLLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v).

We provided B&Y with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Benjamin & Young LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter from Benjamin & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENKRAFT, INC.

Date: March 6, 2018	By:	/s/ George Gemayel
George Gemayel, President & C.E.O.